SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2002

                               KOGER EQUITY, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                              ------------------
                 (State or Other Jurisdiction of Incorporation)


               1-9997                                   59-2898045
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     (Commission File Number)              (IRS Employer Identification No.)

            433 PLAZA REAL, SUITE 335
               BOCA RATON, FLORIDA                            33432
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)


                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)

Item 9.  Regulation FD Disclosure

Koger Equity, Inc. announced a quarterly dividend of $.35 per share payable on February 6, 2003, to shareholders of record on December 31, 2002, as more particularly described in its News Release, dated November 14, 2002, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at www.koger.com.

Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

          Exhibit
           Number    Description of Exhibit
          -------    ----------------------

             99      Koger Equity, Inc. News Release, dated November 14, 2002.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                        KOGER EQUITY, INC.




 Dated:  November 14, 2002              By:       /S/ Robert E. Onisko
                                             ----------------------------
                                                  Robert E. Onisko
                                        Title:    Vice President and
                                                Chief Financial Officer

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

                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

      Exhibit
       Number   Description of Exhibit
      -------   ----------------------
         99     Koger Equity, Inc. News Release, dated November 14, 2002.



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